UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019 (May 23, 2019)

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.001 per share	CPST	NASDAQ Capital Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 23, 2019, Capstone Turbine Corporation, a Delaware corporation (the “Company”), received notice that in accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) has granted the Company an additional 180 days, or until November 18, 2019, to regain compliance with Nasdaq’s $1.00 per share minimum bid price requirement under Nasdaq Marketplace Listing Rule 5550(a)(2). Previously, on November 23, 2018, Nasdaq notified the Company that it did not meet the minimum bid price requirement required for continued listing on The Nasdaq Capital Market, and the Company was given until May 22, 2019 to achieve compliance. The May 23, 2019 notification letter has no effect at this time on the listing of the Company’s common stock on The Nasdaq Capital Market or trading of the Company’s common stock.

The Company may achieve compliance during this additional 180-day period if the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of 10 consecutive business days by November 18, 2019. If the Company fails to regain compliance on or prior to November 18, 2019, the Company’s stock will be subject to delisting by Nasdaq. The Company has provided written notice of its intention to cure the minimum bid price deficiency during this additional 180-day period by effecting a reverse stock split if necessary. If the Company deems a reverse stock split necessary, it will request stockholder approval at the Company’s annual meeting of stockholders, to be held on August 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: May 24, 2019	By:	/s/ Jayme L. Brooks
Jayme L. Brooks
Executive Vice President & Chief Financial Officer (Principal Financial Officer)